John Hancock Trust
Supplement dated March 22, 2010
to the Prospectus dated May 1, 2009
High Income Trust
U.S. High Yield Bond Trust
Fund Reorganizations
On March 19, 2010, the Board of Trustees of the John Hancock Trust (the “Trust”) approved an Agreement and Plan of Reorganization providing for the reorganization of each Acquired Trust listed below into the High Yield Trust (the “Acquiring Trust”). A joint meeting of the Acquired Trusts’ shareholders has been scheduled for Monday, June 28, 2010 to seek approval of the reorganizations. Each reorganization is a separate transaction and is not contingent on shareholder approval of the other reorganization. In each reorganization, the Acquiring Trust will acquire all the assets, subject to all the liabilities, of the applicable Acquired Trust in exchange for shares of the Acquiring Trust, and shareholders of the applicable Acquired Trust will receive shares of the Acquiring Trust in exchange for their shares of the applicable Acquired Trust. Subject to regulatory and shareholder approval, the reorganizations are scheduled to occur as early as Friday, November 5, 2010 or as late as May 2011, as determined by the officers of the Trust.

Acquired Trust		Acquiring Trust
High Income Trust	into	High Yield Trust
U.S. High Yield Bond Trust	into	High Yield Trust